CUSIP No. 57055L107	Exhibit 4

Form of Certificate of Change filed Pursuant to NRS 78.209 (Incorporated herein by reference to Exhibit 3.1 to the Issuer’s Form 8-K filed with the U.S. Securities and Exchange Commission on September 15, 2016)